Exhibit 99

                               Certification
                    Pursuant to 18 U.S.C. Section 1350,
                           as Adopted Pursuant to
               Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Mettler-Toledo International Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company does hereby certify to his knowledge, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 14, 2002


/s/  Robert F. Spoerry


Robert F. Spoerry
Chief Executive Officer



/s/  Dennis W. Braun


Dennis W. Braun
Chief Financial Officer